                                  EXHIBIT 10pp.

         PLEDGE AND SECURITY AGREEMENT (the "Agreement"), dated as of October 4, 2001, made by Carlos Roberto Mackinlay, domiciled at Av. Figueroa Alcorta 3478, 9A, Buenos Aires, Argentina (hereinafter referred to as the "Pledgor"), in favor of LoJack Corporation, a company organized under the laws of Massachusetts, U.S.A. ("LoJack" or the "Pledgee", and together with the Pledgor, the "Parties").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, the execution of this Agreement is a condition precedent for LoJack to advance credit to Car Security S.A. (the "Borrower" or the "Company", indistinctly) in connection with Borrower's purchase of certain inventory from LoJack (any such advance(s), are collectively referred to herein as the "Interim Loans");

         WHEREAS, the Pledgor, as an officer and shareholder of the Borrower, will benefit from the Interim Loans by the Lender;

         WHEREAS, the Pledgor has compromised to guarantee each and all of its obligations under the Interim Loans by means of a pledge on the Pledged Stock (as hereinafter defined) and by means of a Guarantee Agreement (as hereinafter defined);

         WHEREAS, the Pledgor is the legal and beneficial owner of the shares of Pledged Stock (as hereinafter defined) issued by the Borrower; and

         WHEREAS, it is a condition precedent to such extensions of credit by LoJack that the Pledgor shall have undertaken the obligations contemplated by this Agreement;

NOW, THEREFORE, in consideration of the premises and to induce LoJack to make such advances to the Borrower, the Pledgor hereby agrees with the Lender as follows:

         1.  Defined Terms. The following terms shall have the following
             -------------
meanings:

         "Agreement" means this Pledge and Security Agreement, as amended,
          ---------
supplemented or otherwise modified from time to time;

"Actionable Event" shall mean any default in any of the obligations of, and/or
 ----------------
breach of the representations and warranties made by the Pledgor under the Interim Loans and/or the Guarantee Agreement dated as of October 4, 2001 entered into by and between the Pledgor and LoJack (the "Guarantee Agreement"), a copy of which is attached hereto as Exhibit I, including any event that causes the acceleration of the amounts due under the Interim Loans;

         "Pledged Stock" means the shares of capital stock of the Borrower
          -------------
identified in Exhibit II hereto, together with the stock certificates (the "Certificates") representing such shares, or stock dividends, options, warrants
 ------------
or rights of any nature whatsoever, including amounts received due to capital reductions, that may be received or receivable by or otherwise distributed to the Pledgor in respect of or in exchange for any or all of such shares while this Agreement is in effect. The term "Pledged Stock" shall also include any shares as may be issued to the Pledgor by the Company on account of capital increases, whether resulting from distributions paid in the form of shares, capitalization of the capital adjustments account, reserves or accruals, or book appraisal revaluation, as well as from the capitalization of irrevocable contributions made on account of future capital subscriptions or contributions of any other nature whatsoever, which interests are to be held by Pledgor. Pledgor shall do and perform all acts and take all action necessary for the Company to acknowledge the pledge on new shares referred to above, and do all such further acts as may prove necessary to perfect the pledge in such newly-issued shares.

         2. Pledge and Security Interest. (a) As collateral for the full and
            ----------------------------
timely compliance of any and all of Pledgor's obligations under the Interim Loans and the Guarantee Agreement, including, without limitation, payment and/or reimbursement of principal, payment of interest due, default interest, disbursements, consultants' and attorneys' fees due and payable and all other additional charges and amounts owed by the Company to the Pledgee (the "Secured Obligations"), the Pledgor hereby grants to LoJack a pledge of, first lien on and security interest in, the Pledged Stock (the "Pledge").

(b) Pursuant to Section 3217 of the Argentine Civil Code, the Secured Obligations amount to an estimated US$2,300,000.00 (U.S. dollars Two Million Three Hundred Thousand) on account of principal, plus any compensatory and late interest and any other additional charges and/or any other amount of money payable by the Pledgor and/or the Company to the Pledgee under the Interim Loans and the Guarantee Agreement as well as all other obligations of undetermined and/or contingent value accrued thereunder.

(c) The Pledge shall be perfected on the date of this Agreement, by:

           (i) providing notice thereof to the President of the Board of the Company on the terms contemplated in Exhibit III hereto;

           (ii) the annotation in the Stock Registry Book of the Company of the Pledge on the Pledged Stock; and

      (iii) delivery of the Certificates by the Pledgor to LoJack, with a legend, on the reverse of each Certificate, stating that the Pledged Stock is pledged and encumbered pursuant to the terms of this Agreement.

      3. Representations and Warranties. The Pledgor represents and warrants to
         ------------------------------
LoJack that:

(a) The Pledged Stock of the Company listed on Exhibit II hereto, together with any additional shares of stock delivered by the Pledgor to LoJack in accordance with this Agreement, constitute 20% of the total issued and outstanding shares of the Company, and the Pledged Stock is owned solely by the Pledgor;

(b) All the Pledged Stock has been duly authorized and validly issued and is fully paid and nonassessable;

(c) The Pledgor is the record and beneficial owner of, and has good title to, the Pledged Stock listed on Exhibit II hereto, free of any and all liens or options in favor of, or claims of, any other person, except the lien and security interests created by this Agreement;

(d) This Agreement is the legal and binding agreement of the Pledgor, enforceable against the Pledgor in accordance with its terms; and

(e) The execution, delivery and performance of this Agreement have been duly and validly authorized by all necessary action on the part of the Pledgor. No authorizations, approvals or consents of, and no filings or registrations with, any governmental authority are necessary for the execution, delivery or performance by the Pledgor of this Agreement, or for the validity or enforceability of this Agreement.

(f) There is (i) no provision of any law, statute, regulation, rule, order, injunction, decree, writ or judgment binding upon Pledgor or its properties,
(ii) no provision of the by-laws, contrato social or other governing and constitutive documents of the Company, as applicable or (iii) no provision of any mortgage, indenture, contract or other agreement binding on the Pledgor and/or the Company or affecting their properties, that would prohibit, conflict with or in any way prevent its execution, delivery or performance of its obligations under this Agreement.

      4. Voting Rights. (a) Except in the cases described in Section 4.(d)
         -------------
below, the Pledgor shall be permitted to exercise all voting and corporate rights with respect to the Pledged Stock; provided, however, that no vote shall
                                          --------  -------
be cast or corporate right exercised or other action taken which may result in any violation of any provision of this Agreement or the Guarantee Agreement.

      (b) In order to enable the Pledgor to exercise its rights arising out of, or resulting from, the ownership of the Pledged Stock as contemplated in paragraph 4(a), upon request of the Pledgor, LoJack shall take such action as may be reasonable to such effect; provided, however, that LoJack shall not be required to take any action
        --------  -------
that would affect or have a reasonable likelihood of affecting the Pledge.

         (c) The Pledgor acknowledges and accepts that any dividends and/or return of capital paid on the Pledged Stock shall be subject to the pledge granted hereunder, and will be used to prepay any and all amounts due under the Interim Loans, and therefore hereby irrevocably instructs the Company to pay directly to LoJack or its successor or assignee, any such dividends and/or returns until the Interim Loans (including principal, interest and any amounts due thereunder and/or under the Guarantee Agreement) have been paid in full.

         (d) Upon the occurrence of an Actionable Event, the Pledgee shall be entitled, at its sole election, to exercise all voting rights corresponding to the Pledged Stock. For such purpose, Pledgor shall (i) provide the Pledgee with all documents necessary to exercise the abovementioned rights, and (ii) hereby grants an irrevocable power of attorney to the Pledgee as provided for in
Section 8 hereof.

         5. Pledgor's Covenants.  At its own expense and until the Secured
            -------------------
Obligations are fully discharged, Pledgor hereby undertakes as follows:

(a) To give the Pledgor 10 (ten) day prior notice of any call for a Company shareholders' and/or board of directors' meeting and subscribe, fully pay in and give the Pledgor, within three (3) days of issuance, all certificates evidencing new shares issued by the Company which are subject to the Pledge granted hereby. Should the Pledgor fail to perform a share subscription obligation, Pledgor shall notify the Pledgee of such circumstance by means of the abovementioned notice, in order to enable the Pledgee, to exercise such rights in the name and on behalf of the Pledgor.;

(b) Not to convey, assign, transfer or otherwise dispose by any cause or title of the Pledged Stock;

(c) Not to grant further property rights in, pledges, liens and/or encumber the Pledged Stock or otherwise affect them to restrictions or charge them in any manner without the prior written consent of the Pledgee;

(d) To furnish to the Pledgee all documents requested by it or by such other person as the Pledgee may appoint for perfection of the Pledge granted hereby, and do and perform such other acts as may prove necessary to maintain the perfected security interest;

(e) Not to take or fail to take any action if such action might negatively affect any of the rights granted to the Pledgee hereunder, including, without limitation, any action or omission that may result in the Pledgor's interest participation decreasing to less than 80% (eighty per cent) of the capital of and voting rights in the Company;

(f) Should Pledgor vote for or take any other action to obtain an increase in the capital of the Company, Pledgor shall subscribe and pay in such number of shares as may be appropriate in proportion to its respective interest participation in the Company's capital.

(g) Not to call any meeting or vote on shareholders' meeting decisions aimed at effecting a merger, spin-off, dissolution or liquidation of the Company or an increase of its capital, issuance of new shares or exchange of existing ones, without the prior written consent of the Pledgee.

(h) Not to approve, propose or vote the declaration and/or payment of distributions or dividends of the Company without the prior written consent of the Pledgee.

(i) To ensure that the Company shall comply with all statutes, executive orders, ordinances and regulations applicable to it and to obtain and maintain in full force and effect all permits, licenses, certificates, and authorizations necessary for any activities and or transactions to be carried out by it.

(j) Not to amend the Company's by-laws or other governing and constitutive documents without the prior written consent of the Pledgee.

(k) Not to execute shareholders' agreements or voting trusts agreements or otherwise restrict the voting rights of the Pledged Stock, without the prior written consent of the Pledgee.

         6.    Remedies.  (a)  In the event that an Actionable Event occurs,
               --------
LoJack at its sole option shall be entitled to sell any or all of the Pledged Stock either:

         (i)   through a public sale;

         (ii)  through one or more private sales to one or more third parties;
            or

         (iii) by means of an auction pursuant to Section 585 of the Argentine Commercial Code.

(b) The Pledgor hereby releases LoJack from any claims, causes of action and demands at any time arising out of or with respect to this Agreement, the Pledged Stock and and/or any actions taken or omitted to be taken by LoJack with respect thereto and the Pledgor hereby agrees to hold LoJack harmless from and with respect to any and all such claims, causes of action and demands, except in the case any gross negligence or willful misconduct on the part of LoJack. If any notice of a proposed sale or other disposition of the Pledged Stock shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

(c) The Pledgor recognizes that LoJack may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in any applicable securities laws and regulations, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. LoJack shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Company to register such securities for public sale under any securities laws and regulations, even if the Company would agree to do so.

(d) The Pledgor further agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to expedite such sale or sales of all or any portion of the Pledged Stock, and to make such sale or sales, pursuant to this Section 6 valid and binding and in compliance with any and all other applicable requirements of law.

(e) The proceeds of the sale of the Pledged Stock shall be applied to pay (i) all the expenses, costs, fees and/or taxes payable related to the sale of the Pledged Stock, and (ii) directly to the Pledgee all Secured Obligations due to Pledgee pursuant to the Interim Loans and the Guarantee Agreement;

(f) In the event that the amounts received by the Pledgee as a result of the sale of the Pledged Stock are paid in Argentine currency, and as a result of statutory or force majeure restrictions, these may not be converted into U.S. dollars and/or transferred to the place of payment set forth in Interim Loans documents, the Pledgee shall either invest all amounts so received in deposits in U.S. dollars with a world-class entity of its choice operating in the city of Buenos Aires, or invest such amounts in government securities denominated in foreign currency, unless the Pledgee decides to carry out other financial transactions. All such transactions as well as all gains or losses resulting therefrom shall be recorded and credited to or debited from a special account to be opened by the Pledgee for such purposes. Once restrictions on the transfer of currency abroad are eliminated, or if the abovementioned securities may be converted into or sold for U.S. dollars, whether in Argentina or on any foreign market, the Pledgee shall make the appropriate transactions to transfer the proceeds thereof to the place of payment set forth in the Interim Loans documents. The Pledgor shall be solely liable for any loss, expense or any other charge resulting from the transactions detailed above. Furthermore, the Pledgor undertakes to hold the Pledgee harmless from any damage, loss, expense or liability it may incur as a result of or in connection with the abovementioned financial transactions. Any and all amounts received by the Pledgee in Argentine currency shall not discharge any obligation until converted into U.S. dollars and effectively received by the Pledgee at the place of payment set forth in the Interim Loans documents.

(g) Should the Pledgee acquire the Pledged Stock at the auction provided for in this Section, and once deduction of all appropriate expenses and taxes has been effected, the net price obtained shall be offset up to an amount equal to the total amount (including interest, expenses, commissions and all other additional charges payable) due under the Interim Loans and the Guarantee Agreement. Should the auction price be payable in Argentine currency and the respective Secured Obligation be payable in U.S. Dollars, for offset purposes it shall be considered the effective exchange rate at which the Pledgee may obtain currency on the exchange market for transfer to the place of payment set forth in the Interim Loans documents. Otherwise, should this be illegal or not possible, an exchange rate equal to the implied rate resulting from the acquisition of Global Bonds of the Argentine Republic of any series selected by the Pledgee for a price in Argentine currency and their subsequent sale for U.S. dollars, whether in Argentina or abroad shall be applied. To such end, the Pledgee may use, for reference purposes, the rates published by financial newspapers or the exchange rate quoted by any world-class commercial bank.

(h) Upon offset or payment as provided for in this Section 6, should any Secured Obligations remain unpaid under the Interim Loans or the Guarantee Agreement, such allocation of funds shall not amount to or be deemed to constitute a novation, amendment, replacement, modification and/or discharge of any of such Secured Obligations and, accordingly, the Pledgor and the Company shall remain liable to the Pledgee for full and timely performance and payment of such Secured Obligations, with all their assets;

(i) In the event that, after foreclosure on the Pledge and discharge of the Secured Obligations, there is a remaining balance, such balance shall be returned to the Pledgor by depositing the appropriate amount at such account as Pledgor shall indicate in writing to the Pledgee;

(j) In the event of judicial sale of the Pledged Stock, Pledgor hereby waives his right to raise any defenses (including the right to disqualify the acting court without cause), except for the defense of full or partial payment duly evidenced by a document executed or issued by the Pledgee, as well as their right to object to the Pledgee's standing to demand foreclosure on this pledge, notwithstanding the assertion of rights in subsequent court proceedings. Furthermore, the Pledgor expressly, irrevocably and to the fullest extent permitted by law, waives his right to demand that an amount be deposited due to lack of debtors' property in Argentina, as provided for in Section 348 of the Argentine Code of Civil and Commercial Procedure, as well as any similar defense;

(k) In addition, the Pledgee may, at its sole option and pursuant to the terms of Section 3223 of the Civil Code, become the owner of the Pledged Stock for the total amount due under the Secured Obligations. In this case, the Pledged Stock will be appraised on the date the outstanding Secured Obligations become due and payable, at the value reasonably determined by the expert appointed for that purpose by the Pledgee from any of the following firms: Earnst & Young, PriceWaterhouseCoopers, MBA Banco de Inversiones or Goldman Sachs Argentina LLC, or their successors entities, being all costs and expenses incurred in the appraisal at the Pledgor's entire cost and expense.

(l)      Pledgor hereby represents and warrants as follows:

(i) it is fully aware of the fact that, as of the date hereof, the value of the Preferred Stock might exceed the total liability existing as a result of the Secured Obligations;

(ii) it is fully aware of the fact that, in the event of court or private foreclosure on this pledge, the value of the Pledged Stock might exceed the bidding base at the auction to be performed and the proceeds thereof;

(iii) the Pledge on the Pledged Stock is constituted to induce LoJack to grant the Company the Interim Loans; and

(iv) in view of the foregoing and in the event of court or private foreclosure on the Pledge, the Pledgor hereby expressly waives its right to file any claims or complaints against the Pledgee or third parties, whether directly or indirectly based on the fact that the auction resulted in the sale of the Pledged Stock below their real value or such price as the Pledgor or any third party may deem to be the market value thereof.

(m) Notwithstanding any contrary provision herein, the Pledgee shall be expressly empowered to request court foreclosure on the pledge and to determine whether court or private foreclosure shall be carried out, either in Argentina or abroad.

         7. Severability. Any provision of this Agreement which is prohibited or
            ------------
unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         8.  Attorney-in-Fact. Irrevocable Power of Attorney.  Pledgor hereby
             -----------------------------------------------
grants an irrevocable special power of attorney to LoJack or such other person as the latter may appoint, to do the following acts in the name and on behalf of
Pledgor:

(a) Should it deem it convenient in order to protect its claim, subscribe and pay in the appropriate number of shares for the capital contributions referred to in the definition of the term "Pledged Stock" and such number of shares as may be necessary to maintain the same percentage of capital and voting rights as pledged collateral. Shares so acquired shall become Pledged Stock under the Pledge granted hereby; Pledgor shall, in all cases and at the sole requirement of LoJack, effect a prompt reimbursement of the principal paid out by Pledgee on such account plus any interest accruing from the date of payment by Pledgee until the date of effective reimbursement by Pledgor. To such end, all amounts disbursed by Pledgee shall be translated into U.S.

dollars and become a part of the principal secured by the Pledge; accordingly, for the purposes of this Agreement, they shall constitute Secured Obligations;

(b) Receive from the Company any distributions or dividends paid in the form of shares to be made subject to the Pledge, as well as all other shares that may be issued on any other account or for any other reason and which are to be covered by this Pledge pursuant to the terms hereof;

(c) In the event contemplated in Section 4(d) hereof, exercise all voting rights carried by the Pledged Stock;

(d) Transfer Pledged Stock to any person acquiring such interests by means of an auction conducted as provided for herein;

(e) Receive by way of subrogation, in the event of redemption of shares, consolidation, spin-off, merger, capital reduction or winding up, reorganization, transformation and liquidation of the Company, the shares to which the Pledgor may be entitled in exchange for the Pledged Stock (which shall become Pledged Stock hereunder) or, if applicable, the proceeds from the redemption, reduction or winding up as well as any monies or property to be received in the future as a result of the winding up and/or transfer of all or part of the Pledged Stock and/or for any other reason or on any other account having a similar effect.

(f) Do and perform all such acts and execute all such public and private documents as may be necessary or convenient for the better fulfillment of this power of attorney.

In order to formalize this irrevocable power of attorney, Pledgor hereby agrees to have such document notarized. For the purpose of complying with the provisions of Section 1977 of the Argentine Civil Code, it is hereby expressly agreed that the irrevocable power of attorney shall remain in full force and effect until full termination of the Pledge on Pledged Stock granted hereby. This power of attorney may be fully or partially substituted by the Pledgee.

    9.  Paragraph Headings.  The paragraph headings used in this Agreement are
        ------------------
for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

    10. No Waiver; Cumulative Remedies. No failure to exercise, nor any delay in
        ------------------------------
exercising, on the part of LoJack, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by LoJack, which shall only be valid if given in writing, of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which LoJack would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

     11. Waivers and Amendments; Successors and Assigns. None of the terms of
         ----------------------------------------------
this Agreement may be amended, supplemented or otherwise modified except by a written instrument executed by the Pledgor and LoJack. This Agreement shall be binding upon the successors and assigns of the Pledgor and shall inure to the benefit of LoJack and its respective successors and assigns. The Parties acknowledge and accept that the Pledgee shall be entitled to assign this Agreement to affiliate thereof or any third party, without the need of any consent from the Pledgor, and therefore any such assignment shall in on way affect the validity or enforceability of this Agreement.

     12. Governing Law. Jurisdiction. This Agreement shall be governed by, and
         -------------
construed and interpreted in accordance with, the laws of the Republic of Argentina. The Parties hereby submit themselves to the jurisdiction of the Commercial Courts of the City of Buenos Aires (Tribunales Ordinarios en lo Comercial de la Ciudad de Buenos Aires) for the purposes hereof, provided,
                                                                 --------
however, that none of the provisions of this Section 12 shall prevent Pledgee's
-------
full exercise of the rights granted to it under Section 6 hereof in relation to the private foreclosure of the pledge.

     13. Notices. Notices by LoJack to the Pledgor and the Company shall be
         -------
given in accordance with applicable law and, if by mail or by facsimile transmission to the Pledgor, addressed or transmitted to the address or transmission number set forth under its signature below, and if to the Company, addressed or transmitted to the address or transmission number set forth under its signature on the Acknowledgment and Consent below, and shall in both cases be effective (a) in the case of mail or hand delivery, upon receipt, and (b) in the case of facsimile notices, when sent.

     14. Irrevocable Authorization and Instruction to Company. The Pledgor
         ----------------------------------------------------
hereby authorizes and instructs the Company to comply with any instruction received by it from LoJack in writing that (a) states that a notice of an Actionable Event has been given and is outstanding and (b) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from the Pledgor, and the Pledgor agrees that the Company shall be fully protected in so complying.

     15. No Partial Release. Unseverability of Pledge. Pursuant to Section 3235
         --------------------------------------------
of the Argentine Civil Code, under no circumstances may the Pledgor request, perform or attempt to request or perform a partial release of the Pledged Stock.

     16. Termination. This Agreement shall terminate on the date on which the
         -----------
Interim Loans have been paid in full and all the Secured Obligations are discharged at the Pledgee's entire satisfaction.

     17. Spouses Consent. The spouse of the Pledgor executes this Agreement
         ---------------
expressly granting her consent, as required by Section 1277 of the Argentine
Civil

Code, to the pledge of the Pledged Stock, to all other share transfers that may occur as a result of the foreclosure of the Pledge.

         IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.



/s/ Joseph C. Abely
-------------------
LoJack Corporation
Address for Notices:
Facsimile for Notices:


/s/ Carlos Roberto Mackinlay                /s/ Gloria Besio Rueda
----------------------------                ----------------------
Carlos Roberto Mackinlay                    [Spouse]
By:
Title:
Address for Notices: Av. Figueroa Alcorta 3478 Cap Fed
Facsimile for Notices:



                           ACKNOWLEDGMENT AND CONSENT
                           --------------------------

         The undersigned, being the Company referred to in the foregoing Agreement, hereby acknowledges receipt of a copy thereof and agrees to be bound thereby and to comply with the terms thereof insofar as such terms are applicable to it. The undersigned agrees that the terms of paragraph 14 of the Agreement shall apply to it, with respect to all actions that may be required of it under or pursuant to or arising out of the Agreement.


/s/ Carlos Roberto Mackinlay
----------------------------
Car Security S.A.
By:
Title:
Address for Notices: Av. Del Libertador 4598 1
Facsimile for Notices:

                                    Exhibit I


                               Guarantee Agreement
                               -------------------

                                                   Buenos Aires, October 4, 2001
                                                   -----------------------------


Messrs.
Car Security S.A.
Avenida del Libertador 4598 1
(1426) Buenos Aires
Argentina
Dear Sirs,

         You are hereby instructed to duly register and take notice of the creation of a first priority pledge in 1,600,000 ordinary registered certificated outstanding shares of Car Security S.A. (the "Company"),
                                                           -------
representing 80% of the outstanding voting issued share capital of the Company that are owned by (the "Shares") the undersigned, in favor of LoJack Corporation
                        ------
("LoJack") under the Pledge and Security Agreement dated as of October 4, 2001 between LoJack and Pledgor. You are hereby further instructed not to register any sale, transfer or disposition of, nor lien on, the Shares, unless so instructed by, or consented by, LoJack. This notice and instructions are delivered to the Company as provided in, and in accordance with, Section 215 of Argentine Law No. 19,550, as amended.




/s/ Carlos Roberto Mackinlay
----------------------------
Carlos Roberto Mackinlay

         IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.



/s/ Joseph F. Abely
---------------------------
LoJack Corporation
Address for Notices:
Facsimile for Notices:


/s/ Roberto Bonanni Rey
--------------------------
Roberto Bonanni Rey
By:
Title:
Address for Notices:
Facsimile for Notices:



                           ACKNOWLEDGMENT AND CONSENT
                           --------------------------

         The undersigned, being the Company referred to in the foregoing Agreement, hereby acknowledges receipt of a copy thereof and agrees to be bound thereby and to comply with the terms thereof insofar as such terms are applicable to it. The undersigned agrees that the terms of paragraph 14 of the Agreement shall apply to it, with respect to all actions that may be required of it under or pursuant to or arising out of the Agreement.




/s/ Carlos Roberto Mackinlay
-----------------------------
Car Security S.A.
By:
Title:
Address for Notices: Av. Del Libertador 4598 1
Facsimile for Notices:

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

                                                   Buenos Aires, October 4, 2001



Messrs.
Car Security S.A.
Avenida del Libertador 4598 1
(1426) Buenos Aires
Argentina


Dear Sirs,

         You are hereby instructed to duly register and take notice of the creation of a first priority pledge in 400,000 ordinary registered certificated outstanding shares of Car Security S.A. (the "Company"), representing 20% of the
                                              -------
outstanding voting issued share capital of the Company that are owned by (the "Shares") the undersigned, in favor of LoJack Corporation ("LoJack") under the
 ------
Pledge and Security Agreement dated as of October 4, 2001 between LoJack and Pledgor. You are hereby further instructed not to register any sale, transfer or disposition of, nor lien on, the Shares, unless so instructed by, or consented by, LoJack. This notice and instructions are delivered to the Company as provided in, and in accordance with, Section 215 of Argentine Law No. 19,550, as amended.



/s/ Roberto Bonanni Rey
-------------------------
Roberto Bonanni Rey

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